UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2010

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On September 8, 2010, Abbott Laboratories (“Abbott”) announced that its wholly-owned subsidiary, Abbott Healthcare Private Limited (“Abbott Healthcare”), had completed the acquisition of the Healthcare Solutions business (Domestic Formulations) of Piramal Healthcare Limited (“Piramal”), on September 8, 2010, Mumbai, India time.  A copy of the press release announcing the completion of the acquisition transaction is attached as Exhibit 99.1.

The business acquired from Piramal includes a comprehensive portfolio of branded generics and market-leading brands in multiple therapeutic areas, including antibiotics, respiratory, cardiovascular, pain and neuroscience.

The acquired business was purchased by Abbott Healthcare from Piramal. Abbott Healthcare purchased the assets of the acquired business for a $2.2 billion up-front payment with payments of $400 million annually for the next four years, beginning in 2011.  Abbott Healthcare used cash on hand to fund the acquisition.

—Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to our Annual Report on Securities and Exchange Commission Form 10-K for the year ended Dec. 31, 2009, in Item 1A, “Risk Factors,” to our quarterly report on Securities and Exchange Commission Form 10-Q for the quarter ended March 31, 2010, and are incorporated by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments.

Item 9.01               Financial Statements and Exhibits.

Exhibit No.	Exhibit

2.1

Business Transfer Agreement dated May 21, 2010 by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal Healthcare Limited (“Piramal”) and certain shareholders of Piramal (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on May 21, 2010).

2.2

Amendment No. 1 dated September 8, 2010 to Business Transfer Agreement dated May 21, 2010 by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal and certain shareholders of Piramal.

99.1	Press Release dated September 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: September 8, 2010	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1

Business Transfer Agreement dated May 21, 2010 by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal Healthcare Limited (“Piramal”) and certain shareholders of Piramal (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on May 21, 2010).

2.2

Amendment No. 1 dated September 8, 2010 to Business Transfer Agreement dated May 21, 2010 by and among Abbott Healthcare Private Limited, Abbott Laboratories, Piramal and certain shareholders of Piramal.

99.1	Press Release dated September 8, 2010.